UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

MODENA I, INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-50493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 Don Mills Rd., #1405, Toronto, Ontario Canada	M3C 1S9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(647) 435-9852

18 Wynford Drive, Suite 610

Toronto, Ontario, M3C 3S2

 (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 18, 2009, the Board of Directors approved a third quarter 2009 stock dividend of 39900%, payable on June 5, 2009, to shareholders of record as of June 15, 2009.

Item 9.01 Financial Statement And Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODENA I, INC.

Dated: May 20, 2009	By:	/s/ Sang-Ho Kim
Name: Sang-Ho Kim
Title: President, Chief Executive Officer, Principal Accounting Officer and Director

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